UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2006

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8: Item 8.01. Other Events

On August 29, 2006 David Z. Hong, a member of Center Financial Corporation’s board of directors, as trustee of the David Z. Hong and Young O. Hong 2006 Charitable Remainder Unitrust (Hong Charitable Trust), entered into a trading arrangement with Sanford C. Bernstein & Co. LLC in accordance with the requirements of Rule 10b5-1(c) to sell 250,000 shares of Center Financial Corp common stock at a price of $24.50 or higher per share effective immediately and continues to August 29, 2007. The purpose of the sale is to fund the Hong Charitable Trust.

Section 9: Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	NA

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: August 29, 2006	/s/ Patrick Hartman
Center Financial Corporation
Patrick Hartman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	NA